SEASONS SERIES TRUST

Supplement to the Statutory Prospectus dated July 28, 2011

(as supplemented January 10, 2012)

Effective June 30, 2012.

Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and Allocation Moderate Portfolio (the “Managed Allocation Portfolios”). In the Portfolio Summaries, in the Investment Adviser sections, with regard to Ibbotson Associates, Inc. (“Ibbotson”) all reference to Peng Chen, Ph.D., CFA is deleted in its entirety and supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Brian Huckstep, CFA	2012	Portfolio Manager

In the Management section under Information about the Subadvisers, the portfolio manager information for the Managed Allocation Portfolios is deleted in its entirety and replaced with the following:

The Managed Allocation Portfolios are managed by Brian Huckstep., CFA, Carrie Scherkenbach, and Scott Wentsel, CFA, CFP. Mr. Huckstep has served as a portfolio manager of Ibbotson since September 2005. Ms. Scherkenbach has been with Ibbotson since 1999. Scott Wentsel joined Ibbotson as a senior portfolio manager in 2005.

Date:    June 29, 2012

Version:        Combined Master

SEASONS SERIES TRUST

Supplement to the Statement of Additional Information

dated July 28, 2011 (as supplemented January 10, 2012)

Effective June 30, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to Ibbotson Associates, Inc. (“Ibbotson”) all reference to Peng Chen, Ph.D., CFA is deleted and the chart is supplemented with the following.

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of March 31, 2012)*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
Seasons Managed Allocation Portfolios	Ibbotson	Huckstep, Brian	10	$1,225	—	—	31	$723

Date:    June 29, 2012